UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-07831

                                FMI  Funds, Inc.
                                ----------------

               (Exact name of registrant as specified in charter)

                           100 East Wisconsin Avenue
                              Milwaukee, WI  53202
                              --------------------

              (Address of principal executive offices) (Zip code)

                                 Ted D. Kellner
                           Fiduciary Management, Inc.
                           100 East Wisconsin Avenue
                              Milwaukee, WI  53202
                              --------------------
                    (Name and address of agent for service)

                                 (414) 226-4555
                                 --------------

              Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: 03/31/2004

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                               SEMIANNUAL REPORT
                                 MARCH 31, 2004

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

FMI Focus Fund

                                                                  March 31, 2004

Dear Fellow Shareholders:

  The first quarter of 2004 played out in two parts, with the first being a replica of 2003. That is, the higher beta stocks and those with relatively higher valuations, advanced relative to the more conservative equities. That trend flip-flopped about midway through the quarter as investors began to question expected growth rates and valuations. Additional factors in this reversal were escalating terrorist activities, worse than expected employment numbers, and the heating up of election year politics. It has been a difficult period for investors to look at long-term prospects for either the overall market or individual companies.

  We remain of the belief that overall stock market valuations remain too high relative to the long-term growth prospects for equities in general. We do not see fundamental growth rates over the next five years being above average. Areas of worry include poor consumer and government balance sheets, nascent inflation rumblings and likely increases in interest rates. The stock market, however, constantly creates opportunities. Rick and Glen will discuss the portfolio and their outlook in their portfolio management letter.

  As long-term investors, we remain confident in the prospects for FMI Focus Fund and thank you for your continued confidence.

Sincerely,

/s/Ted D. Kellner

Ted D. Kellner, CFA
President

          100 E. Wisconsin Ave. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

                                                                     May 3, 2004

Dear Fellow Shareholders,

 Following one of our best years, 2003, in which the FMI Focus Fund increased in value by just over 48%, the first quarter of 2004 proved to be quite frustrating. The market, generally speaking, was relatively robust, with the Russell 2000 Index up 6.26% and the S&P 500 Index up 1.69%. The FMI Focus Fund lagged these indices, appreciating by 1.06%. Certainly, we do not expect to beat the market each and every quarter, given our longer term focus. We continue to believe we are positioned well for a stronger economy with over-weighted positions in industrial cyclicals and technology.

 Our underperformance can be traced to two principal factors. The first is that our exceedingly strong results in the fourth quarter of last year no doubt borrowed some appreciation from the first quarter of this year. Many of our media, industrial and technology stocks had big moves at the end of last year, and then pulled back early this year. Given our conviction that these companies are still attractive investments and still have a reasonable amount of upside potential left, we are maintaining our commitment in these cyclical, economically sensitive stocks.

 The second factor contributing to our relative underperformance in the first quarter was several specific disappointing investments. No investor ever expects to bat 1000 and occasionally investments do go awry. Unfortunately, we had several in the quarter and would highlight Young Broadcasting Inc., Northwest Airlines Corp., and the semiconductor capital equipment companies.

 We laid out the original investment case for Young Broadcasting in the 2002 year-end shareholder letter (see www.fiduciarymgt.com for the Quarterly Report
                                 --------------------
and Statement of Net Assets for December 31, 2002). In that discussion, we outlined our belief that the Company's eleven affiliate television stations were worth nearly the entire stock price the market was then according the Company. That implied investors were getting Young's strategically important independent San Francisco station, KRON, for virtually nothing. At the time, it also appeared that the FCC, lead by Michael Powell, was likely to liberalize the media ownership rules allowing media companies to own more than one television station in each market (duopoly, triopoly) and allow cross-ownership amongst television and newspaper companies. Our feeling was that a number of large companies would likely bid for KRON, should the media ownership rules change. Indeed, that scenario played out.

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 3/31/04 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

      Date           FMI Focus Fund      Standard & Poor's 500    Russell 2000
      ----           --------------      ---------------------    ------------
     12/16/96            $10,000                $10,000              $10,000
     12/31/96            $10,245                $10,280              $10,350
      3/31/97            $10,736                $10,549               $9,815
      6/30/97            $12,709                $12,390              $11,406
      9/30/97            $16,796                $13,333              $13,103
     12/31/97            $17,391                $13,712              $12,664
      3/31/98            $19,876                $15,626              $13,938
      6/30/98            $19,687                $16,145              $13,289
      9/30/98            $17,838                $14,553              $10,611
     12/31/98            $23,561                $17,654              $12,342
      3/31/99            $22,826                $18,533              $11,673
      6/30/99            $27,450                $19,840              $13,488
      9/30/99            $26,372                $18,599              $12,634
     12/31/99            $36,309                $21,367              $14,965
      3/31/00            $46,693                $21,858              $16,025
      6/30/00            $47,926                $21,277              $15,419
      9/30/00            $50,634                $21,071              $15,590
     12/31/00            $44,803                $19,424              $14,513
      3/31/01            $40,107                $17,121              $13,568
      6/30/01            $45,270                $18,123              $15,507
      9/30/01            $35,815                $15,463              $12,283
     12/31/01            $45,939                $17,116              $14,874
      3/31/02            $48,707                $17,163              $15,466
      6/30/02            $42,035                $14,863              $14,174
      9/30/02            $32,363                $12,295              $11,141
     12/31/02            $35,721                $13,332              $11,827
      3/31/03            $33,933                $12,912              $11,296
      6/30/03            $42,160                $14,901              $13,942
      9/30/03            $45,643                $15,296              $15,208
     12/31/03            $52,906                $17,159              $17,416
      3/31/04            $53,466                $17,448              $18,506

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 3/31/04

                                                                                Annualized Total      Annualized Total Return*<F1>
                       Total Return*<F1>     Total Return*<F1> For the     Return*<F1> For the 5              Through 3/31/04 From
                           Last 3 Months            Year Ended 3/31/04       Years Ended 3/31/04           Fund Inception 12/16/96
                           -------------            ------------------       -------------------           -----------------------
FMI Focus Fund                     1.06%                        57.56%                    18.56%                            25.86%
Standard &Poor's 500               1.69%                        35.12%                    -1.20%                             7.94%
Russell 2000                       6.26%                        63.83%                     9.66%                             8.81%

*<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Performance data quoted represents past performance; past performance
       ---------------------------------------------------------------------
       does not guarantee future results. Investment return and principal value
       ---------------------------------
       of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fiduciarymgt.com. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 The FCC did liberalize the rules, and Young Broadcasting's stock appreciated nicely from its low of around $8-9 per share to nearly $25 last fall. We sold some of our stock for a substantial gain, but felt there was sufficient upside left in the stock (i.e. a potential bidding war for KRON), that we maintained a significant position. Unfortunately, the opponents to media ownership rule changes found a venue. The Philadelphia Court of Appeals, friendly to their view, put a temporary stay in the ownership changes promulgated by the FCC.

 It now would appear that the Philadelphia court will remand the issue back to the FCC for reconsideration. Obviously, until the issue is resolved, Young is in a considerably less favorable position to maximize its investment in KRON. If the ownership rules do not permit duopoly or triopoly, and cross-ownership afterall, then the number of potential buyers shrinks as does the likely price. Should that come to pass, we still believe General Electric (GE) may still end up buying KRON given their weak position in San Francisco. However, the price may be on the order of $150-300 million rather than $400-550 million. That still puts the private market value nicely above the current stock price, but nowhere near the likely price under the ownership liberalization scenario. Given all of the uncertainty, the stock sold off dramatically from its highs last fall.

 Northwest Airlines stock came under considerable pressure in the first quarter as management struggled with the pilots and several labor unions over wage concessions. While not big fans of the airline industry, we felt Northwest had a really solid franchise both in the U.S. and in the fast-growing Asian passenger and freight business. We also believe management is quite strong. Once labor issues are behind it and the economy recovers, we feel the earnings power is north of $3 per share. At a price around $10 per share, the stock is ridiculously cheap. However, until the labor issue is resolved the stock will continue to be very volatile. Management will have little incentive to present them in a favorable light during this period (scare the unions into favorable negotiations for fear of bankruptcy) and this may continue to unnerve investors.

 The semiconductor capital equipment stocks in our portfolio, including MKS Instruments, Inc., Mykrolis Corp., Asyst Technologies, Inc., and Entegris Inc. were very poor performers in the quarter. These companies sell production equipment, products and services to the semiconductor industry companies like Intel and Samsung, and as such are quite cyclical. We have owned these stocks for several years now. We invested in this area when the industry and stocks were extremely depressed. Coming off the internet bubble in 2000-2001, semiconductor sales fell off dramatically as demand for cellular phones, computers and office IT equipment fell.

 At the time of our original investment, we felt we were investing at the bottom of the cycle and indeed that proved to be the case. Over the past two years, the stocks had big runs, but have recently come under considerable pressure. The bears on the group believe the cycle is over. We believe we are only in the "middle inning" of the semiconductor cycle and have elected to stick with the group. We had suspected the group could come under pressure short-term, but very consciously decided the group was far too volatile to try to trade in and out. So, we will stay with the group until we deem the cycle to be closer to the "bottom of the seventh inning." If we are correct in our assessment, there should be plenty of upside left.

 Asyst Technologies, we must point out, has proven to be a specific disappointment, unrelated to the cycle itself. Management has made some poor decisions in positioning the Company's competitive position. We are reconsidering the investment and may move on should the stock rebound. Any of the recent price decline (and our displeasure) notwithstanding, the stock is back to about what we paid for it in terms of average cost.

 We hope the discussion gives you, our partners and shareholders, some insights into current events at the FMI Focus Fund during a challenging quarter. We are long-term oriented and remain excited about the current portfolio and the new investment opportunities that continuously present themselves in a dynamic investment environment. We remain resolute in our time-proven process of unearthing growing companies, selling at significant private market discounts, often under the radar screen of Wall Street. We sincerely appreciate your patient support and conviction in our process.

Sincerely,

/s/Richard E. Lane               /s/Glenn W. Primack

Richard E. Lane, CFA             Glenn W. Primack
Portfolio Manager                Portfolio Manager

FMI Focus Fund
STATEMENT OF NET ASSETS
March 31, 2004 (Unaudited)

  SHARES                                                                                          COST             VALUE
  ------                                                                                          ----             -----
LONG-TERM INVESTMENTS -- 84.6% (A)<F3>
COMMON STOCKS -- 81.1% (A)<F3>

CONSUMER DISCRETIONARY SECTOR -- 11.8%
--------------------------------------

               LEISURE -- 1.7%
  1,318,600    Northwest Airlines Corp.*<F2>                                                 $   14,436,231    $   13,331,046
    200,000    Royal Caribbean Cruises Ltd.                                                       2,189,460         8,820,000
                                                                                             --------------    --------------
                                                                                                 16,625,691        22,151,046

               MEDIA -- 7.2%
    840,600    Emmis Communications Corp.*<F2>                                                   17,309,419        20,014,686
    439,200    Hearst-Argyle Television, Inc.                                                     9,298,786        11,810,088
  1,375,052    Liberty Media Corp.*<F2>                                                          13,156,274        15,056,819
    536,400    Mediacom Communications Corp.*<F2>                                                 3,930,430         4,301,928
    593,900    Pinnacle Systems, Inc.*<F2>                                                        4,991,796         5,362,917
  1,479,400    PRIMEDIA Inc.*<F2>                                                                 3,151,731         3,994,380
    100,000    Radio One, Inc. CL D*<F2>                                                          1,566,420         1,850,000
    467,700    Sinclair Broadcast Group, Inc.*<F2>                                                5,287,014         5,846,250
    485,000    Spanish Broadcasting System, Inc.*<F2>                                             3,755,120         5,068,250
  1,040,600    Young Broadcasting Inc.*<F2>                                                      12,479,095        18,834,860
                                                                                             --------------    --------------
                                                                                                 74,926,085        92,140,178

               SPECIALTY RETAIL -- 2.9%
    395,000    Gymboree Corp.*<F2>                                                                6,038,606         6,624,150
     23,500    Jos. A. Bank Clothiers, Inc.*<F2>                                                     88,433           846,000
    354,900    Polo Ralph Lauren Corp.                                                            7,482,676        12,165,972
    431,017    The Sports Authority, Inc.*<F2>                                                    7,779,681        17,275,161
                                                                                             --------------    --------------
                                                                                                 21,389,396        36,911,283

CONSUMER STAPLES SECTOR -- 1.3%
--------------------------------

               FOOD & DRUG RETAILING -- 1.3%
    492,400    SUPERVALU INC.                                                                     7,178,967        15,037,896
    109,100    Wild Oats Markets, Inc.*<F2>                                                       1,135,361         1,290,653
                                                                                             --------------    --------------
                                                                                                  8,314,328        16,328,549

ENERGY SECTOR - 7.8%
--------------------

               OIL & GAS -- 3.3%
    248,300    Arch Coal, Inc.                                                                    5,656,639         7,794,137
    271,400    Kerr-McGee Corp.                                                                  11,738,584        13,977,100
    433,800    Noble Energy, Inc.                                                                17,449,882        20,431,980
                                                                                             --------------    --------------
                                                                                                 34,845,105        42,203,217

               OIL & GAS EQUIPMENT & SERVICES -- 4.5%
    543,700    Grant Prideco, Inc.*<F2>                                                           5,138,817         8,427,350
    846,000    Hanover Compressor Co.*<F2>                                                       10,277,585        10,228,140
    371,000    National-Oilwell, Inc.*<F2>                                                        6,623,452        10,491,880
  1,005,050    Pride International, Inc.*<F2>                                                    15,296,628        17,146,153
    332,500    Transocean Inc.*<F2>                                                               6,540,895         9,273,425
    160,600    Willbros Group, Inc.*<F2>                                                          1,256,091         2,410,606
                                                                                             --------------    --------------
                                                                                                 45,133,468        57,977,554

FINANCIAL SERVICES SECTOR -- 5.7%
---------------------------------

               BANKS -- 1.5%
    267,550    Associated Banc-Corp                                                               8,679,923        11,983,565
    100,000    First Federal Capital Corp.                                                        1,364,269         2,129,000
    204,500    Midwest Banc Holdings, Inc.                                                        4,163,984         4,832,335
                                                                                             --------------    --------------
                                                                                                 14,208,176        18,944,900

               INSURANCE -- 4.2%
      4,300    Assurant, Inc.*<F2>                                                                   94,600           108,145
     50,000    MGIC Investment Corp.                                                              1,977,556         3,211,500
    337,000    PartnerRe Ltd.                                                                    15,382,826        19,023,650
    258,200    Platinum Underwriters Holdings, Ltd.                                               7,086,702         8,275,310
    566,200    Reinsurance Group of America, Inc.                                                18,405,541        23,197,214
                                                                                             --------------    --------------
                                                                                                 42,947,225        53,815,819

HEALTHCARE SECTOR -- 4.4%
-------------------------

               BIOTECHNOLOGY -- 0.6%
    221,200    ICON PLC - SP-ADR*<F2>                                                             7,596,974         7,814,996

               EQUIPMENT & SUPPLIES -- 3.8%
    162,000    Bausch & Lomb Inc.                                                                 5,140,613         9,715,140
    232,400    Charles River Laboratories International, Inc. *<F2>                               6,867,454         9,958,340
    133,200    Millipore Corp.*<F2>                                                               4,337,225         6,843,816
    425,000    PerkinElmer, Inc.                                                                  8,651,285         8,793,250
    671,800    PSS World Medical, Inc.*<F2>                                                       6,001,415         7,517,442
    145,900    Varian Inc.*<F2>                                                                   5,194,409         5,860,803
                                                                                             --------------    --------------
                                                                                                 36,192,401        48,688,791

INDUSTRIALS SECTOR -- 15.7%
---------------------------

               AEROSPACE & DEFENSE -- 0.3%
    143,600    Mercury Computer Systems, Inc.*<F2>                                                3,061,751         3,661,800

               COMMERCIAL SERVICES & SUPPLIES -- 5.5%
  1,582,300    Casella Waste Systems, Inc.*<F2>                                                  15,471,441        23,006,642
    297,800    Information Holdings Inc.*<F2>                                                     4,466,871         6,140,636
    198,200    Manpower Inc.                                                                      8,410,991         9,216,300
    506,800    ProQuest Co.*<F2>                                                                 11,310,305        14,783,356
    638,800    Republic Services, Inc.                                                           10,819,082        17,292,316
                                                                                             --------------    --------------
                                                                                                 50,478,690        70,439,250

               ELECTRICAL EQUIPMENT & MACHINERY -- 9.9%
    612,400    Airgas, Inc.                                                                       9,419,390        13,044,120
     26,000    Anchor Glass Container Corp.                                                         416,000           410,800
    122,600    Baldor Electric Co.                                                                2,782,659         2,817,348
     39,500    Brady Corp.                                                                        1,408,665         1,504,160
    743,700    CIRCOR International, Inc.                                                        12,167,076        16,807,620
     52,900    Grainger (W.W.), Inc.                                                              2,488,546         2,539,200
    414,400    Kennametal Inc.                                                                   14,034,651        17,102,288
    427,400    Regal-Beloit Corp.                                                                 8,665,623         8,539,452
    162,600    Robbins & Myers, Inc.                                                              2,888,628         3,504,030
    544,700    Rockwell Automation Inc.                                                           8,257,090        18,884,749
    253,500    Snap-on Inc.                                                                       5,962,748         8,198,190
    253,000    Timken Co.                                                                         4,509,141         5,877,190
    986,800    UNOVA, Inc.*<F2>                                                                  10,094,065        21,324,748
    521,100    Wabtec Corp.                                                                       8,366,943         7,420,464
                                                                                             --------------    --------------
                                                                                                 91,461,225       127,974,359

INFORMATION TECHNOLOGY SECTOR -- 29.4%
--------------------------------------

               COMMUNICATIONS EQUIPMENT -- 3.7%
    300,000    Advanced Fibre Communications, Inc.*<F2>                                           6,069,581         6,609,000
    670,000    Extreme Networks, Inc.*<F2>                                                        3,739,045         4,830,700
    818,600    Symbol Technologies, Inc.                                                         12,519,672        11,296,680
    683,500    Tekelec*<F2>                                                                       7,149,307        11,339,265
    145,000    TESSCO Technologies Inc.*<F2>                                                      2,572,080         1,840,050
    279,600    Tollgrade Communications, Inc.*<F2>                                                3,601,499         4,462,416
    762,700    Ulticom, Inc.*<F2>                                                                 5,796,242         7,825,302
                                                                                             --------------    --------------
                                                                                                 41,447,426        48,203,413

               CONSULTING & SERVICES -- 7.5%
    957,500    The BISYS Group, Inc.*<F2>                                                        13,162,892        16,047,700
    742,000    CIBER, Inc.*<F2>                                                                   6,385,429         8,162,000
    331,500    Fiserv, Inc.*<F2>                                                                  9,639,466        11,857,755
  1,829,100    Ingram Micro Inc.*<F2>                                                            23,311,045        33,106,710
    732,000    Keane, Inc.*<F2>                                                                  10,670,959        11,521,680
    379,100    Kforce Inc.*<F2>                                                                   1,864,509         3,601,450
    425,000    SunGard Data Systems Inc.*<F2>                                                    11,333,720        11,645,000
                                                                                             --------------    --------------
                                                                                                 76,368,020        95,942,295

               ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.1%
    910,000    Emulex Corp.*<F2>                                                                 24,160,162        19,373,900
    200,000    Flextronics International Ltd.*<F2>                                                3,279,500         3,444,000
    482,700    Methode Electronics, Inc.                                                          6,396,778         6,226,830
  1,030,900    Sanmina-SCI Corp.*<F2>                                                            13,586,712        11,350,209
                                                                                             --------------    --------------
                                                                                                 47,423,152        40,394,939

               SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 10.6%
    338,800    Actel Corp.*<F2>                                                                   8,541,265         7,667,044
    810,000    Altera Corp.*<F2>                                                                 15,628,938        16,564,500
    264,200    Anaren, Inc.*<F2>                                                                  3,446,082         4,169,076
    846,600    Asyst Technologies, Inc.*<F2>                                                      6,990,180         6,967,518
  2,236,700    Conexant Systems, Inc.*<F2>                                                        5,378,082        13,778,072
    962,000    Entegris Inc.*<F2>                                                                11,301,732        12,178,920
    670,000    Exar Corp.*<F2>                                                                   10,096,691        12,395,000
    995,300    KEMET Corp.*<F2>                                                                  11,097,321        14,272,602
    707,300    Metron Technology N.V.*<F2>                                                        5,998,916         2,078,755
    400,000    Mindspeed Technologies Inc.*<F2>                                                     310,637         2,612,000
    684,500    MKS Instruments, Inc.*<F2>                                                        12,664,436        16,434,845
    261,700    Mykrolis Corp.*<F2>                                                                1,411,218         3,731,842
    971,124    Vishay Intertechnology, Inc.*<F2>                                                 17,723,534        20,723,786
    681,200    WJ Communications, Inc.*<F2>                                                       3,916,900         2,520,440
                                                                                             --------------    --------------
                                                                                                114,505,932       136,094,400

               SOFTWARE -- 4.5%
  1,625,000    Aspen Technology, Inc.*<F2>                                                        9,138,904        13,276,250
    185,000    CSG Systems International, Inc.*<F2>                                               2,422,986         3,178,300
  1,410,000    E.piphany, Inc.*<F2>                                                               8,332,408        10,180,200
    160,000    FileNET Corp.*<F2>                                                                 3,718,296         4,264,000
    510,400    JDA Software Group, Inc.*<F2>                                                      7,267,299         7,426,320
  2,040,000    Parametric Technology Corp.*<F2>                                                   9,729,041         9,220,800
    510,700    PeopleSoft, Inc.*<F2>                                                              9,120,435         9,442,843
     50,700    Wind River Systems, Inc.*<F2>                                                        219,698           561,249
                                                                                             --------------    --------------
                                                                                                 49,949,067        57,549,962

MATERIALS SECTOR -- 3.9%
------------------------

               CHEMICALS -- 1.3%
    101,300    Georgia Gulf Corp.                                                                 1,749,414         3,054,195
    740,550    Intertape Polymer Group Inc.*<F2>                                                  6,389,584         7,257,390
    290,000    Millennium Chemicals Inc.*<F2>                                                     3,540,585         4,332,600
    350,000    PolyOne Corp.*<F2>                                                                 1,551,594         2,327,500
                                                                                             --------------    --------------
                                                                                                 13,231,177        16,971,685

               PAPER & FOREST PRODUCTS -- 2.6%
    867,900    Kadant Inc.*<F2>                                                                  12,442,646        18,095,715
    686,400    Smurfit-Stone Container Corp.*<F2>                                                10,065,297        12,073,776
    249,600    Wausau-Mosinee Paper Corp.                                                         3,348,669         3,516,864
                                                                                             --------------    --------------
                                                                                                 25,856,612        33,686,355

TELECOMMUNICATION SECTOR -- 1.1%
--------------------------------

               WIRELESS SERVICES -- 1.1%
  2,384,800    Alamosa Holdings, Inc.*<F2>                                                        9,059,198        13,927,232
                                                                                             --------------    --------------
               Total common stocks                                                              825,021,099     1,041,822,023

MUTUAL FUNDS -- 3.5% (A)<F3>
    300,000    iShares S&P SmallCap 600 Index Fund                                               28,661,575        42,720,000
     55,000    Nasdaq-100 (UIT) Index Tracking Stock                                              1,327,623         1,971,750
                                                                                             --------------    --------------
               Total mutual funds                                                                29,989,198        44,691,750
                                                                                             --------------    --------------
               Total long-term investments                                                      855,010,297     1,086,513,773

PRINCIPAL AMOUNT
----------------
SHORT-TERM INVESTMENTS -- 15.8% (A)<F3>

               COMMERCIAL PAPER -- 13.4%
$13,500,000    Norddeutsche Landesbank NY, 0.95%, due 04/01/04                                   13,500,000        13,500,000
 15,000,000    Shell Finance (UK) - PLC, 0.95%, due 4/05/04                                      14,998,417        14,998,417
 15,000,000    Verizon Network Funding Corp., 0.93%, due 04/06/04                                14,998,063        14,998,063
 23,000,000    Citigroup Global Markets, 0.95%, due 04/07/04                                     22,996,358        22,996,358
 24,000,000    General Electric Capital Corp., 0.95% - 0.96%, due 04/09/04 - 04/12/04            23,993,572        23,993,572
 20,000,000    Dupont EI De Nemours, 0.95%, due 04/14/04                                         19,993,139        19,993,139
 25,000,000    Ticonderoga Funding LLC, 0.98%, due 04/14/04                                      24,991,153        24,991,153
  9,000,000    Motiva Enterprises LLC, 0.98%, due 04/15/04                                        8,996,570         8,996,570
 19,000,000    UBS Finance (DE) LLC, 0.95% - 0.97%, due 04/02/04 - 04/15/04                      18,997,744        18,997,744
  8,000,000    Prudential Funding LLC, 0.95%, due 04/16/04                                        7,996,833         7,996,833
                                                                                             --------------    --------------
               Total commercial paper                                                           171,461,849       171,461,849

               VARIABLE RATE DEMAND NOTE -- 2.4%
 31,287,696    U.S. Bank, N.A.                                                                   31,287,696        31,287,696
                                                                                             --------------    --------------
               Total short-term investments                                                     202,749,545       202,749,545
                                                                                             --------------    --------------
               Total investments                                                             $1,057,759,842     1,289,263,318
                                                                                             --------------
                                                                                             --------------
               Liabilities, less cash and receivables -- (0.4%) (A)<F3>                                            (4,981,122)
                                                                                                               --------------
               NET ASSETS                                                                                      $1,284,282,196
                                                                                                               --------------
                                                                                                               --------------
               Net Asset Value Per Share ($0.0001 par value, 100,000,000 shares authorized), offering and
                 redemption price ($1,284,282,196 / 37,356,047 shares outstanding)                                     $34.38
                                                                                                                       ------
                                                                                                                       ------

  *<F2>   Non-income producing security.
(a)<F3> Percentages for the various classifications relate to net assets. ADR - American Depository Receipt

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ending March 31, 2004 (Unaudited)

INCOME:
   Dividends                                                      $  2,421,103
   Interest                                                            578,670
                                                                  ------------
       Total income                                                  2,999,773
                                                                  ------------

EXPENSES:
   Management fees                                                   7,491,518
   Transfer agent fees                                                 369,819
   Administrative services                                             343,070
   Printing and postage expenses                                       157,892
   Custodian fees                                                      123,968
   Registration fees                                                    56,844
   Professional fees                                                    44,825
   Board of Directors fees                                              15,000
   Other expenses                                                        2,242
                                                                  ------------
   Total operating expenses before interest expense                  8,605,178
   Interest expense                                                         --
                                                                  ------------
       Total expenses                                                8,605,178
                                                                  ------------
NET INVESTMENT LOSS                                                 (5,605,405)
                                                                  ------------
NET REALIZED GAIN ON INVESTMENTS                                    79,643,972
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                97,607,013
                                                                  ------------
NET GAIN ON INVESTMENTS                                            177,250,985
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $171,645,580
                                                                  ------------
                                                                  ------------

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2004 (Unaudited) and For the Year Ended September 30, 2003

                                                                                           2004              2003
                                                                                        ----------        ----------
OPERATIONS:
   Net investment loss                                                                $   (5,605,405)    $ (4,726,243)
   Net realized gain (loss) on investments                                                79,643,972      (11,365,811)
   Net change in unrealized appreciation on investments                                   97,607,013      235,082,244
                                                                                      --------------     ------------
       Net increase in net assets resulting from operations                              171,645,580      218,990,190
                                                                                      --------------     ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (10,225,124 and 30,693,686 shares, respectively)          339,046,632      758,793,828
   Cost of shares redeemed (5,188,433 and 19,219,782 shares, respectively)              (174,880,948)    (463,112,217)
                                                                                      --------------     ------------
       Net increase in net assets derived from Fund share activities                     164,165,684      295,681,611
                                                                                      --------------     ------------
       TOTAL INCREASE                                                                    335,811,264      514,671,801
NET ASSETS AT THE BEGINNING OF THE PERIOD                                                948,470,932      433,799,131
                                                                                      --------------     ------------
NET ASSETS AT THE END OF THE PERIOD                                                   $1,284,282,196     $948,470,932
                                                                                      --------------     ------------
                                                                                      --------------     ------------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Focus Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                            (UNAUDITED)
                                         FOR THE SIX MONTH
                                           PERIOD ENDING                          YEARS ENDED SEPTEMBER 30,
                                             MARCH 31,         ----------------------------------------------------------------
                                                2004           2003           2002           2001           2000           1999
                                                ----           ----           ----           ----           ----           ----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period          $ 29.35        $ 20.81        $ 23.03        $ 36.43        $ 21.56        $ 15.15
Income from investment operations:
   Net investment (loss) income (a)<F6>         (0.16)         (0.18)         (0.16)         (0.13)          0.06          (0.18)
   Net realized and unrealized
     gains (losses) on investments               5.19           8.72          (2.06)         (9.74)         17.34           7.21
                                              -------        -------        -------        -------        -------        -------
Total from investment operations                 5.03           8.54          (2.22)         (9.87)         17.40           7.03

Less distributions:
   Dividend from net investment income             --             --             --          (0.03)            --             --
   Distributions from net realized gains           --             --             --          (3.50)         (2.53)         (0.62)
                                              -------        -------        -------        -------        -------        -------
Total from distributions                           --             --             --          (3.53)         (2.53)         (0.62)
                                              -------        -------        -------        -------        -------        -------
Net asset value, end of period                $ 34.38        $ 29.35        $ 20.81        $ 23.03        $ 36.43        $ 21.56
                                              -------        -------        -------        -------        -------        -------
                                              -------        -------        -------        -------        -------        -------

TOTAL INVESTMENT RETURN                        17.14%*<F4>    41.04%         (9.64%)       (29.27%)        92.01%         47.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)      1,284,282        948,471        433,799        261,549        242,458         36,170
Ratio of operating expenses before
  interest expense and dividends on
  shorts to average net assets                  1.44%**<F5>    1.47%          1.46%          1.50%          1.59%          1.81%
Ratio of interest expense and dividends
  on short positions to average net assets      0.00%**<F5>    0.00%          0.00%          0.00%          0.05%          0.16%
Ratio of net investment (loss) income
  to average net assets                        (0.93%)**<F5>  (0.71%)        (0.60%)        (0.55%)         0.20%         (1.28%)
Portfolio turnover rate                         31.7%          52.6%          92.8%         165.3%         198.7%         238.8%

  *<F4>   Not Annualized.
 **<F5>   Annualized.
(a)<F6> Net investment (loss) income before interest expense and dividends on short positions for the six month period ending March 31, 2004 and for the years ended September 30, 2003, 2002, 2001, 2000 and 1999 was ($0.16), ($0.18), ($0.16), ($0.13), $0.08 and ($0.16), respectively.
          In 2004, 2003, 2002, 2001 and 2000, net investment (loss) income per share is calculated using average shares outstanding. In 1999, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

  The accompanying notes to financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS
March 31, 2004 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Focus Fund (the "Fund"), a portfolio of FMI Funds, Inc. (the "Company") which is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996. The assets and liabilities of each fund in the Company are segregated as a shareholder's interest is limited to the fund in which the shareholder owns shares. The investment objective of the Fund is to seek capital appreciation principally through investing in common stocks and warrants, engaging in short sales, investing in foreign securities and effecting transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

     (a) Each security, including the liability for securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Common stocks which are listed on a national securities exchange but which were not traded on the valuation date are valued at the most recent bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at cost which approximates market value. For financial reporting purposes, investment transactions are recorded on trade date.

     (b) Net realized gains and losses on long-term securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) The Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount would be included in the statement of net assets as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the statement of net assets. The Fund is liable for any dividends payable on securities while those securities are in a short position. Under the 1940 Act, the Fund is required to maintain collateral for its short positions consisting of liquid securities. The collateral is required to be adjusted daily to reflect changes in the value of the securities sold short.

     (h) The Fund may own certain securities that are restricted. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "Act") or pursuant to the resale limitations provided by Rule 144A under the Act, or an exemption from the registration requirements of the Act.

     (i) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at an annual rate of 1.25% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

          FMI entered into a sub-advisory agreement with Broadview Advisors, LLC, to assist it in the day-to-day management of the Fund. Broadview Advisors, LLC, determines which securities will be purchased, retained or sold for the Fund. FMI pays Broadview Advisors, LLC 76% of the Fund's management fee of 1.25% of average daily net assets.

          Under the management agreement, FMI will reimburse the Fund for expenses over 2.75% of the daily net assets of the Fund. No such reimbursements were required for the six month period ending March 31, 2004.

(3)  CREDIT AGREEMENT --

          U.S. Bank, N.A. has made available to the Fund a $30,000,000 credit facility pursuant to a Credit Agreement ("Agreement") dated November 18, 2002 for the purpose of having cash available to cover incoming redemptions and to purchase portfolio securities. Principal and interest of such loan under the Agreement are due not more than 31 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed. Advances will be collateralized by securities owned by the Fund. During the six month period ending March 31, 2004, the Fund did not borrow against the Agreement and there was no interest expense paid. The Credit Agreement expires on June 5, 2004.

(4)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(5)  INVESTMENT TRANSACTIONS --

          For the six month period ending March 31, 2004, purchases and proceeds of sales of investment securities (excluding short-term investments) were $408,367,607 and $334,465,039, respectively.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of March 31, 2004, liabilities of the Fund included the following:

          Payable to brokers for securities purchased           $   12,118,663
          Payable to FMI for management and administrative fees      1,402,611
          Payable to shareholders for redemptions                      593,412
          Other liabilities                                            291,877

(7)  SOURCES OF NET ASSETS --

          As of March 31, 2004, the sources of net assets were as follows:

          Fund shares issued and outstanding                    $1,060,848,170
          Net unrealized appreciation on investments               231,503,476
          Accumulated net realized losses on investments            (8,069,450)
                                                                --------------
                                                                $1,284,282,196
                                                                --------------
                                                                --------------

(8)  INCOME TAX INFORMATION --

          The following information for the Fund is presented on an income tax basis as of March 31, 2004:

                              GROSS             GROSS          NET UNREALIZED
           COST OF         UNREALIZED        UNREALIZED         APPRECIATION
         INVESTMENTS      APPRECIATION      DEPRECIATION       ON INVESTMENTS
         -----------      ------------      ------------       --------------
        $1,078,498,118    $244,889,029       $34,123,829        $210,765,200

          The following information for the Fund is presented on an income tax basis as of September 30, 2003:

                            GROSS          GROSS       NET UNREALIZED     DISTRIBUTABLE     DISTRIBUTABLE
           COST OF       UNREALIZED      UNREALIZED     APPRECIATION         ORDINARY         LONG-TERM
         INVESTMENTS    APPRECIATION    DEPRECIATION   ON INVESTMENTS         INCOME        CAPITAL GAINS
         -----------    ------------    ------------   --------------     -------------     -------------
         $835,076,375   $156,878,872    $43,308,058     $113,570,814            $0               $0

          The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

          The tax components of dividends paid during the years ended September 30, 2003 and 2002, capital loss carryovers (expiring in varying amounts through 2011) as of September 30, 2003, and tax basis post-October losses as of September 30, 2003, which are not recognized for tax purposes until the first day of the following fiscal year are:

                               SEPTEMBER 30, 2003                                SEPTEMBER 30, 2002
        ---------------------------------------------------------------   -------------------------------
           ORDINARY        LONG-TERM       NET CAPITAL                       ORDINARY         LONG-TERM
            INCOME       CAPITAL GAINS        LOSS         POST-OCTOBER       INCOME        CAPITAL GAINS
        DISTRIBUTIONS    DISTRIBUTIONS     CARRYOVERS         LOSSES      DISTRIBUTIONS     DISTRIBUTIONS
        -------------    -------------     ----------      ------------   -------------     -------------
              $0              $0           $67,658,913       $189,731           $0               $0

          The Fund has utilized $39,064,147 of its post-October losses from the prior year to increase current year net capital losses.

          Since there were no ordinary distributions paid for the year ended September 30, 2003, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders.

                                 FMI FOCUS FUND
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGER
                            BROADVIEW ADVISORS, LLC
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                              INDEPENDENT AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus.

                               SEMIANNUAL REPORT
                                 MARCH 31, 2004

                                      FMI
                                   Large Cap
                                      Fund

                                   A NO-LOAD
                                  MUTUAL FUND

                                      FMI
                                   Large Cap
                                      Fund

                                                                  March 31, 2004

Dear Fellow Shareholders,

  The FMI Large Cap Fund gained 4.4% in the March quarter.*<F7> This compares to a gain of 1.7% for the Standard & Poor's 500. The quarter played out in two parts, a first half rally dominated by consumer growth stocks, followed by a decline and corresponding outperformance by more value-oriented issues. Midway through the quarter, investors seemed to question expected growth rates and valuations. Additional factors in this reversal were escalating terrorist activities, worse than expected employment numbers, the recognition of decelerating earnings growth in the back half of 2004, and the heating up of election year politics. To punctuate the seesaw nature of this market, it rallied again right at the end of the quarter and into early April, apparently in response to a better than expected March employment figure and an Institute for Supply Management (ISM) number of 62.5, which indicates stronger manufacturing activity.

  In spite of some better economic news, we maintain our belief that overall stock market valuations remain too high relative to the long-term growth prospects for equities in general. We do not see fundamental growth rates over the next five years being above average. Areas of worry include poor consumer and government balance sheets, nascent inflation rumblings and a lack of meaningful job growth. In next quarter's letter, we will discuss these issues in more detail.

  Our research department spends the great majority of its time analyzing individual securities and more specifically, their long-term fundamental prospects. Along with this bottom-up focus, we are also cognizant and careful about the portfolio's industry and economic sector exposure. We have never "managed to an index." We will, however, tilt our research effort toward the sectors that appear to have more value, while moving away from areas that look overvalued. We continue to believe that broadly speaking, technology remains overvalued and unattractive. The Fund's technology weighting is approximately 5% versus the S&P 500's 17%. Our technology exposure continues to be in "downstream" ideas, i.e. users of technology rather than inventors of technology.

  Financial Services is another sector where the Fund has been, and continues to be, underweighted. We believe the very favorable conditions that have existed for this group are, or will be, disappearing. The laundry list of difficulties this sector faces includes: excess capacity (mutual funds, banking, finance), an over levered consumer, an inflated housing market, credit derivatives, hedge fund accidents, and an unfavorable interest rate environment. Financial Services sector exposure is approximately 11%, but of course that includes Berkshire Hathaway, which is about 40% non-financial, so the actual financial weighting is roughly 8%. The S&P 500 financial weighting is 21%. By way of comparison, the S&P 500's financial weighting ten years ago was 11%.

  As a check on our sanity, we theorize that sector weightings, in a broad stock market index, should roughly match their commensurate percentage of the gross domestic product (GDP) or real economy over time. Any weighting in excess of its position in the real economy suggests a growth premium. According to the Bureau of Economic Analysis, technology related industries are approximately 9% of GDP (see chart). Other studies suggest an even smaller number. The S&P 500's 17%+ weighting suggests a very sizeable growth premium. Similarly, financial services look to be approximately 15% of the real economy, yet over 21% of the index.

  RATIO: REAL EQUIPMENT AND SOFTWARE TO REAL GDP

  Mar-90                               0.05060
  Jun-90                               0.04930
  Sep-90                               0.04985
  Dec-90                               0.04991
  Mar-91                               0.04877
  Jun-91                               0.04839
  Sep-91                               0.04894
  Dec-91                               0.04876
  Mar-92                               0.04820
  Jun-92                               0.05041
  Sep-92                               0.05116
  Dec-92                               0.05248
  Mar-93                               0.05339
  Jun-93                               0.05510
  Sep-93                               0.05555
  Dec-93                               0.05757
  Mar-94                               0.05860
  Jun-94                               0.05831
  Sep-94                               0.05947
  Dec-94                               0.06209
  Mar-95                               0.06478
  Jun-95                               0.06482
  Sep-95                               0.06472
  Dec-95                               0.06620
  Mar-96                               0.06752
  Jun-96                               0.06849
  Sep-96                               0.07068
  Dec-96                               0.07118
  Mar-97                               0.07284
  Jun-97                               0.07440
  Sep-97                               0.07756
  Dec-97                               0.07765
  Mar-98                               0.08026
  Jun-98                               0.08197
  Sep-98                               0.08233
  Dec-98                               0.08429
  Mar-99                               0.08617
  Jun-99                               0.08874
  Sep-99                               0.09076
  Dec-99                               0.08916
  Mar-00                               0.09249
  Jun-00                               0.09403
  Sep-00                               0.09409
  Dec-00                               0.09378
  Mar-01                               0.09287
  Jun-01                               0.08895
  Sep-01                               0.08637
  Dec-01                               0.08504
  Mar-02                               0.08402
  Jun-02                               0.08388
  Sep-02                               0.08395
  Dec-02                               0.08404
  Mar-03                               0.08374
  Jun-03                               0.08472
  Sep-03                               0.08650
  Dec-03                               0.08865

  Source: Bureau of Economic Analysis

*<F7> The Fund's one year and annualized return since inception (December 31, 2001) through March 31, 2004 were 40.59% and 7.10%, respectively.

  Our relatively light exposure to technology and financials will be a sizeable factor in whether or not the Fund outperforms the benchmark over the next few years. Our contrarian bent and a sober look at the fundamentals gives us the confidence to stick with this position.

  As is our custom for the March 31st letter, we highlight a few of your holdings.

                              W.W. GRAINGER, INC.

Description
-----------

  Grainger, with 2003 sales of $4.7 billion, is the leading broad line supplier of facilities maintenance products in North America. Grainger serves customers through a network of nearly 600 branches, 17 distribution centers, and four Web sites. Revenue is broken out by the following end markets: heavy industry, 19%; commercial, 19%; government, 15%; contractors, 14%; light manufacturing, 12%; reseller, 8%; retail, 8%; and transportation, 5%. By product line: material handling and storage, 15%; safety, 14%; cleaning, 9%; pumps/fluid power, 9%; lighting, 8%; electrical, 7%; ventilation, 7%; hand tools, 6%; power tools, 6%; heating, ventilation and air conditioning (HVAC), 5%; metal working, 5%; motors, 4%; power trains, 3%; and plumbing, 2%.

Good Business
-------------

  o The Company is a leader in the distribution industry and has an established brand name.

  o Relative to the end markets it serves, Grainger's sales are steady. The maintenance and repair business is less cyclical and capital intensive than that of an original equipment manufacturer (OEM).

  o The return on invested capital (ROIC) has averaged 12-16% per annum over the past ten years. Near term ROIC will be on the low end as the Company resets their asset base.

  o The balance sheet is good and operating cash flow is approximately $4.00 per share.

Valuation
---------

  o On a price-to-earnings (P/E) basis, the stock is 19x. The ten-year mean P/E range is 14-26. The book multiple is 2.4, in a ten year range of 2.2-3.7. The price-to-sales ratio is 0.9 in a ten-year range of 0.7-1.3.

  o  The relative valuation is near the bottom of its ten-year range.

Management
----------

  o Richard Keyser has been Chairman and Chief Executive Officer since 1997. Prior to this appointment he was President and Chief Operating Officer, and before that worked at NL Industries and Cummins Engine. While book value and revenues have grown moderately on Keyser's watch, earnings growth has been spotty.

  o Wesley M. Clark has been Chief Operating Officer since 2001 and served in various capacities at Grainger prior to this. As the Company restructures their branch network, his role will be especially visible.

Investment Thesis
-----------------

  Grainger is levered to a recovery in the manufacturing and commercial construction sectors. Additionally, the Company is expanding its market to address a wider range of end markets with somewhat larger branch stores. Grainger is working through a large IT systems transition. These internal issues, combined with weak end markets, have hurt the stock. While the secular outlook for U.S. manufacturing doesn't appear to be bright, we need just a modest cyclical rebound to provide the backdrop for better Grainger earnings. Historically, the market has awarded the Company with a P/E ratio of 20. Based on earnings per share (EPS), which should exceed $3.00 within a few years, there is significant appreciation potential in the stock.

                              DIAGEO PLC -- SP-ADR

Description
-----------

  Diageo is the world's largest branded premium spirits business. Its portfolio includes premium international brands like Smirnoff, Johnnie Walker, Guinness, Baileys, J&B, Captain Morgan, and Tanqueray. Diageo was formed from the merger of Grand Met and Guinness in December 1997. The combined company subsequently embarked on a strategy to focus exclusively on premium drinks, selling Pillsbury in October 2001, acquiring part of Seagram's portfolio in December 2001, and divesting Burger King in December 2002.

Good Business
-------------

  o The Company possesses many highly valued brand names and extensive sales and marketing expertise.

  o Alcohol beverages exhibit broad appeal, as price points are low; and strong recurring revenue, as they are consumed.

  o Diageo generates an above average ROIC in the mid- to upper-teens that should increase in the coming years, driven by margin expansion and stable capital expenditure requirements.

  o  This is an easy business to understand.

  o  Diageo's balance sheet is rated A+ by S&P.

Valuation
---------

  o Diageo trades at a discount to other global beverage companies. On a P/E basis, the stock trades at 16.1x the fiscal 2004 (June) estimate, which compares to 18.9x for Anheuser-Busch and 22.7x for PepsiCo. On an enterprise value-to-sales (EV/sales) basis, the stock trades at a 2.91 multiple (operating margin = 21.5%), which compares to 3.51 (operating margin = 22.6%) for Anheuser-Busch and 3.31x (operating margin = 19.5%) for PepsiCo. Backing out the value of Diageo's 21% stake in General Mills, the EV/sales multiple drops to 2.68.

  o The stock also trades at a 20% discount to the market on a P/E basis (16.1 versus 20.3) despite generating a ROIC (17.4%) that is approximately double that of the market.

Management
----------

  o Management has focused the Company on growth through organic means rather than acquisitions, with the excess cash flow going to dividends and share buybacks. While the Company is open to acquisitions, management believes that the opportunities are limited as it employs a stringent ROIC test to acquisitions.

Investment Thesis
-----------------

  The major attraction to Diageo is its defensive characteristics. The Company's steady, modest top-line growth, in combination with margin expansion, share buybacks, and the 3.2% dividend yield, offers double-digit total return potential in an overvalued stock market. The stock should furthermore be supported by an improving ROIC profile.

                             NEWELL RUBBERMAID INC.

Description
-----------

  Newell manufactures and markets name-brand consumer products such as housewares, hardware, and office supplies sold primarily to large retailers, including discount, hardware and home improvement stores. The Company's brands are well known, including Rubbermaid, Sharpie, Parker, Calphalon, Little Tikes, Graco and Levolor. Over 70% of Newell's revenue is generated in the United States.

Good Business
-------------

  o The Company is a leader in its consumer product categories and has established brand names.

  o Newell sells modestly priced consumer products with a reasonable amount of predictability.

  o The ROIC is approximately 10-11%, which is down from its previous range of 12-14% in the early-to-mid 1990s. Management's strategy includes improving profitability to historic ranges.

  o  The business is easy to understand.

  o The balance sheet is reasonably levered, with an earnings before interest, taxes, depreciation, and amortization to interest (EBITDA/interest) ratio of 7x. Newell pays an $0.84 per share dividend, which equates to a 3.5% yield.

Valuation
---------

  o On a P/E basis, the stock is 16.0x. The ten-year mean P/E range is 17-25. The price-to-sales ratio is 0.85 with a ten-year average range of 1.1-2.0.

  o  The relative valuation is near the bottom of its ten-year range.

Management
----------

  o Joe Galli has been President and Chief Executive Officer of Newell since January 2001. Prior to Newell, Mr. Galli was President and Chief Executive Officer of VerticalNet, and President and Chief Operating Officer of Amazon.com. Mr. Galli previously held a number of positions with Black and Decker, including President of the Worldwide Power Tools Group.

  o This past June, Pat Robinson was named Chief Financial Officer, after two years as Controller of the Company.

Investment Thesis
-----------------

  The general thesis for an investment in Newell is based upon two important company initiatives that are being orchestrated by a fairly new management team. First, management has outlined a program to lower costs, including consolidating manufacturing facilities, rationalizing unprofitable lines, sourcing more product from lower cost nations and reducing the supplier base by 50%. Second, management is driven to grow the business through more aggressive product introductions and leveraging its strong brands. In the next two years, we should see EPS increase to over $2.00 and the multiple return to 18-20x. The current dividend of $0.84 per share is safe and offers good support for the share price.

  Thank you for your continued support of FMI Large Cap Fund.

  Sincerely,

     /s/Ted D. Kellner      /s/Donald S. Wilson        /s/Patrick J. English

     Ted D. Kellner, CFA    Donald S. Wilson, CFA      Patrick J. English, CFA
     President and          Vice President             Vice President and
     Portfolio Manager                                 Portfolio Manager

          100 E. Wisconsin Ave. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

FMI Large Cap Fund
STATEMENT OF NET ASSETS
March 31, 2004 (Unaudited)

SHARES                                                    COST        VALUE
------                                                    ----        -----

COMMON STOCKS -- 88.1% (A)<F9>

COMMERCIAL SERVICES SECTOR -- 2.9%
----------------------------------

           DISTRIBUTION -- 2.9%
   4,300   Grainger (W.W.), Inc.                       $  196,897   $  206,400

CONSUMER DISCRETIONARY SECTOR -- 14.4%
--------------------------------------
           CONSUMER PRODUCTS -- 5.0%
   7,500   V. F. Corp.                                    286,006      350,250

           RESTAURANTS -- 4.6%
   8,350   Yum! Brands, Inc.*<F8>                         206,034      317,216

           RETAIL TRADE -- 4.8%
  13,600   TJX Companies, Inc.                            303,906      334,016

CONSUMER STAPLES SECTOR -- 15.8%
--------------------------------

           FOODS -- 5.7%
   3,700   Diageo PLC - SP-ADR                            202,185      195,656
  12,300   Kroger Co.*<F8>                                201,597      204,672
                                                       ----------   ----------
                                                          403,782      400,328

           HOUSEHOLD PRODUCTS -- 4.0%
  11,900   Newell Rubbermaid Inc.                         265,169      276,080

           PERSONAL CARE -- 6.1%
   6,700   Kimberly-Clark Corp.                           372,632      422,770

ENERGY SECTOR -- 5.6%
---------------------
           OIL & GAS PRODUCERS -- 5.6%
   5,600   ConocoPhillips                                 320,195      390,936

FINANCIAL SERVICES SECTOR -- 10.5%
----------------------------------

           BANKS -- 3.8%
   4,850   Comerica Inc.                                  264,927      263,452

           PROPERTY & CASUALTY INSURANCE -- 6.7%
     150   Berkshire Hathaway Inc. Cl B*<F8>              366,982      466,652

HEALTHCARE SECTOR -- 8.4%
-------------------------

           DRUGS & PHARMACEUTICALS -- 3.4%
   9,700   Bristol-Myers Squibb Co.                       282,499      235,031

           HEALTHCARE PRODUCTS -- 5.0%
   7,250   Becton, Dickinson & Co.                        230,819      351,480

MATERIALS & PROCESSING SECTOR -- 10.3%
--------------------------------------

           CHEMICALS -- 7.0%
   3,500   Avery Dennison Corp.                           176,571      217,735
   7,300   Praxair, Inc.                                  224,751      270,976
                                                       ----------   ----------
                                                          401,322      488,711

           MATERIALS & MINERALS MINING -- 3.3%
  12,200   BHP Billiton Ltd. - SP-ADR                     132,086      229,116

PRODUCER DURABLES SECTOR -- 7.0%
--------------------------------

           POLLUTION CONTROL & ENVIRONMENTAL SERVICES -- 7.0%
  16,300   Waste Management, Inc.                         434,380      491,934

TECHNOLOGY SECTOR -- 4.8%
-------------------------

           COMPUTER SERVICES SOFTWARE & SYSTEMS -- 4.8%
  12,150   SunGard Data Systems Inc.*<F8>                 232,967      332,910

UTILITIES SECTOR -- 8.4%
------------------------

           ELECTRICAL -- 3.8%
   4,000   FPL Group, Inc.                                256,595      267,400

           TELECOMMUNICATION -- 4.6%
   6,400   ALLTEL Corp.                                   322,591      319,296
                                                       ----------   ----------
               Total common stocks                      5,279,789    6,143,978

PRINCIPAL
 AMOUNT
---------

SHORT-TERM INVESTMENTS -- 12.2% (A)<F9>

           VARIABLE RATE DEMAND NOTES -- 12.2%
$201,642   American Family
             Financial Services                           201,642      201,642
 325,000   U.S. Bank, N.A.                                325,000      325,000
 325,000   Wisconsin Corporate
             Central Credit Union                         325,000      325,000
                                                       ----------   ----------
               Total short-term
                 investments                              851,642      851,642
                                                       ----------   ----------
               Total investments                       $6,131,431    6,995,620
                                                       ----------
                                                       ----------
           Liabilities, less cash and
             receivables -- (0.3%) (A)<F9>                             (24,912)
                                                                    ----------
               NET ASSETS                                           $6,970,708
                                                                    ----------
                                                                    ----------
           Net Asset Value Per Share
             ($0.0001 par value, 100,000,000
             shares authorized), offering
             and redemption price
             ($6,970,708 / 606,209
             shares outstanding)                                        $11.50
                                                                        ------
                                                                        ------

  *<F8>   Non-income producing security.
ADR - American Depository Receipt
(a)<F9>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Large Cap Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ending March 31, 2004 (Unaudited)

INCOME:
   Dividends                                                          $ 59,373
   Interest                                                              2,408
                                                                      --------
       Total income                                                     61,781
                                                                      --------

EXPENSES:
   Management fees                                                      31,828
   Registration fees                                                    21,429
   Professional fees                                                    19,316
   Administrative services                                              11,176
   Transfer agent fees                                                   7,801
   Printing and postage expense                                          7,176
   Board of Directors fees                                               5,000
   Custodian fees                                                        1,791
   Other expenses                                                        3,860
                                                                      --------
       Total expenses before reimbursement                             109,377
   Less expenses assumed by adviser                                    (68,000)
                                                                      --------
       Net expenses                                                     41,377
                                                                      --------
NET INVESTMENT INCOME                                                   20,404
                                                                      --------
NET REALIZED GAIN ON INVESTMENTS                                       281,731
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                 638,916
                                                                      --------
NET GAIN ON INVESTMENTS                                                920,647
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $941,051
                                                                      --------
                                                                      --------

  The accompanying notes to financial statements are an integral part of this statement.

FMI Large Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2004 (Unaudited) and For the Year Ended September 30, 2003

                                                                                   2004           2003
                                                                                ----------     ----------
OPERATIONS:
   Net investment income                                                        $   20,404     $   15,349
   Net realized gain on investments                                                281,731         87,098
   Net increase in unrealized appreciation on investments                          638,916        840,720
                                                                                ----------     ----------
       Net increase in net assets resulting from operations                        941,051        943,167
                                                                                ----------     ----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividend from net investment income ($0.02700 per share)                        (15,350)            --
   Distribution from net realized gains ($0.12587 per share)                       (71,559)            --
                                                                                ----------     ----------
       Total distributions                                                         (86,909)            --
                                                                                ----------     ----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (49,867 and 182,693 shares, respectively)           555,792      1,716,835
   Net asset value of shares issued in distributions (8,096 shares)                 84,361             --
   Cost of shares redeemed (18,340 and 23,594 shares, respectively)               (203,912)      (215,951)
                                                                                ----------     ----------
       Net increase in net assets derived from Fund share activities               436,241      1,500,884
                                                                                ----------     ----------
       TOTAL INCREASE                                                            1,290,383      2,444,051
NET ASSETS AT THE BEGINNING OF THE PERIOD                                        5,680,325      3,236,274
                                                                                ----------     ----------
NET ASSETS AT THE END OF THE PERIOD (including undistributed
  net investment income of $20,403 and $15,349, respectively)                   $6,970,708     $5,680,325
                                                                                ----------     ----------
                                                                                ----------     ----------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                                                     (UNAUDITED)
                                                                  FOR THE SIX MONTH        FOR THE           FOR THE PERIOD FROM
                                                                    PERIOD ENDING         YEAR ENDED      DECEMBER 31, 2001+<F10> TO
                                                                    MARCH 31, 2004    SEPTEMBER 30, 2003     SEPTEMBER 30, 2002
                                                                  -----------------   ------------------  --------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                    $10.03              $ 7.94                 $10.00

Income from investment operations:
   Net investment income (loss)                                           0.04                0.03                  (0.01)
   Net realized and unrealized gain (loss) on investments                 1.58                2.06                  (2.05)
                                                                        ------              ------                 ------
Total from investment operations                                          1.62                2.09                  (2.06)

Less distributions:
   Dividend from net investment income                                   (0.03)                 --                     --
   Distribution from net realized gains                                  (0.12)                 --                     --
                                                                        ------              ------                 ------
Total from distributions                                                 (0.15)                 --                     --
                                                                        ------              ------                 ------
Net asset value, end of period                                          $11.50              $10.03                 $ 7.94
                                                                        ------              ------                 ------
                                                                        ------              ------                 ------

TOTAL INVESTMENT RETURN                                                 16.34%*<F11>        26.32%                (20.60%)*<F11>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                                   6,971               5,680                  3,236
Ratio of expenses (after reimbursement)
  to average net assets (a)<F13>                                         1.30%**<F12>        1.34%                  1.75%**<F12>
Ratio of net investment gain (loss)
  to average net assets (b)<F14>                                         0.64%**<F12>        0.36%                 (0.30%)**<F12>
Portfolio turnover rate                                                  29.9%               54.4%                  31.8%

  +<F10>  Commencement of operations.
  *<F11>  Not annualized.
 **<F12>  Annualized.
(a)<F13> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the six month period ending March 31, 2004 and for the year ended September 30, 2003 and for the period December 31, 2001+<F10> through September 30, 2002, the ratios would have been 3.44%**<F12>, 3.07% and 3.71%**<F12>, respectively.
(b)<F14> If the Fund had paid all of its expenses for the six month period ending March 31, 2004 and for the year ended September 30, 2003 and for the period December 31, 2001+<F10> through September 30, 2002, the ratios would have been (1.50%)**<F12>, (1.37%) and (2.26%)**<F12>, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2004 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Large Cap Fund (the "Fund"), a series of FMI Funds, Inc. (the "Company") which is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 31, 2001. The assets and liabilities of each fund in the Company are segregated and a shareholder's interest is limited to the fund in which the shareholder owns shares. The investment objective of the Fund is to seek long-term capital appreciation principally through investing in a limited number of large capitalization value stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.
          Common stocks which are listed on a national securities exchange but which were not traded on the valuation date are valued at the most recent bid price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. For financial reporting purposes, investment transactions are recorded on trade date.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 1.0% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

          Under the management agreement, FMI will reimburse the Fund for expenses over 1.75% of the daily net assets of the Fund. In addition to the reimbursement required under the management agreement, FMI has voluntarily reimbursed the Fund for expenses over 1.3% since July 22, 2003. For the six month period ending March 31, 2004, FMIreimbursed the Fund $68,000.

(3)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(4)  INVESTMENT TRANSACTIONS --

          For the six month period ending March 31, 2004, purchases and proceeds of sales of investment securities (excluding short-term investments) were $1,984,297 and $1,728,451, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of March 31, 2004, liabilities of the Fund included the following:

          Payable to brokers for securities purchased                 $201,597
          Payable to FMI for management and administrative fees          6,833
          Other liabilities                                              1,229

(6)  SOURCES OF NET ASSETS --

          As of March 31, 2004, the sources of net assets were as follows:

          Fund shares issued and outstanding                        $5,901,975
          Net unrealized appreciation on investments                   864,189
          Undistributed net realized gains on investments              184,141
          Undistributed net investment income                           20,403
                                                                    ----------
                                                                    $6,970,708
                                                                    ----------
                                                                    ----------

(7)  INCOME TAX INFORMATION --

          The following information for the Fund is presented on an income tax basis as of March 31, 2004:

                              GROSS             GROSS           NET UNREALIZED
           COST OF         UNREALIZED         UNREALIZED         APPRECIATION
         INVESTMENTS      APPRECIATION       DEPRECIATION       ON INVESTMENTS
         -----------      ------------       ------------       --------------
          $6,131,431        $951,947           $87,758             $864,189

          The following information for the Fund is presented on an income tax basis as of September 30, 2003:

                            GROSS            GROSS        NET UNREALIZED     DISTRIBUTABLE    DISTRIBUTABLE
           COST OF        UNREALIZED      UNREALIZED       APPRECIATION        ORDINARY         LONG-TERM
         INVESTMENTS     APPRECIATION    DEPRECIATION     ON INVESTMENTS        INCOME        CAPITAL GAINS
         -----------     ------------    ------------     --------------     -------------    -------------
          $5,448,725       $476,808        $251,535          $225,273           $86,905           $   0

          The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

          The tax components of dividends paid during the years ended September 30, 2003 and 2002, capital loss carryovers as of September 30, 2003, and tax basis post-October losses as of September 30, 2003, which are not recognized for tax purposes until the first day of the following fiscal year are:

                              SEPTEMBER 30, 2003                                 SEPTEMBER 30, 2002
        --------------------------------------------------------------    -------------------------------
           ORDINARY         LONG-TERM     NET CAPITAL                        ORDINARY         LONG-TERM
            INCOME        CAPITAL GAINS       LOSS        POST-OCTOBER        INCOME        CAPITAL GAINS
        DISTRIBUTIONS     DISTRIBUTIONS    CARRYOVERS        LOSSES       DISTRIBUTIONS     DISTRIBUTIONS
        -------------     -------------    ----------     ------------    -------------     -------------
            $   0             $   0          $   0          $97,586           $   0             $   0

          The Fund has utilized $113,118 of its post-October losses from the prior year to reduce current year net capital gains.

          Since there were no ordinary distributions paid for the year ended September 30, 2003, there are no distributions designated as qualifying for the dividends received deduction for corporate shareholders.

                               FMI LARGE CAP FUND
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                              INDEPENDENT AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Large Cap Fund unless accompanied or preceded by the Fund's current prospectus. Performance data quoted represents past
                               ---------------------------------------
performance; past performance does not guarantee future results. The investment
---------------------------------------------------------------
return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fiduciarymgt.com.

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

None.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The disclosure controls and procedures of the FMI Funds, Inc. are periodically evaluated. As of April 12, 2004, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the FMI Funds, Inc. are periodically evaluated. Since, April 12, 2004, the date of the last evaluation, there have been no significant changes in the FMI Funds' internal controls or in other factors that could have had a significant effect on such controls. There have also been no significant deficiencies or material weaknesses identified since the last evaluation that required any corrective action.

ITEM 11. EXHIBITS.
-----------------

(a)  Any code of ethics or amendment thereto. Not applicable.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     FMI  Funds, Inc.
     -----------------------
     Registrant

     By  /s/ Ted D. Kellner
         -------------------------------------------
         Ted D. Kellner, Principal Executive Officer


     Date   5-19-04
           ----------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     FMI  Funds, Inc.
     ----------------------------
     Registrant


     By  /s/ Ted D. Kellner
         -------------------------------------------
         Ted D. Kellner, Principal Financial Officer


     Date   5-19-04
           ----------------------------------